UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Consent Solicitation Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Check the appropriate box:

[   ] Preliminary Consent Solicitation Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X] Definitive Consent Solicitation Statement

YUKON GOLD CORPORATION, INC.
(Name of Registrant as Specified in its Charter)

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Dear Shareholder:

Yukon Gold Corporation, Inc. (the “Company” or “we”) is soliciting your consent for a merger of the Company into its wholly-owned subsidiary as described in the enclosed Consent Solicitation Statement under the caption, “THE PROPOSAL – THE REINCORPORATION.” We refer to this merger, as further described in the Consent Solicitation Statement, as the “Reincorporation.” We plan to close the Reincorporation on or about May 13, 2011.

Pursuant to the Reincorporation, the Company would merge into its newly formed and wholly-owned subsidiary, “Yukon Gold Corporation, Inc.” a Nevada corporation (“Yukon-Nevada”) pursuant to an agreement and plan of merger (the “Merger Agreement”), a copy of which is included in the enclosed Consent Solicitation Statement as Exhibit A. As a result of the merger, Yukon-Nevada would be the surviving entity.

The Reincorporation should accomplish two objectives. The first objective is to lower our cost of doing business. The Company is currently paying franchise taxes in Delaware that we believe are disproportionately high. By becoming a Nevada corporation, we will avoid Delaware taxes and pay a much lower Nevada corporate tax going forward. The other objective is to recapitalize our equity structure. The Merger Agreement provides for a reverse split where every five outstanding shares of the Company will become one share of Yukon-Nevada. In addition, Yukon-Nevada will have 500,000,000 authorized shares. Our intention is that the additional authorized shares will enable Yukon-Nevada to raise working capital and have shares available to use as consideration for the acquisition of new exploration mineral properties.

Shareholders representing more than a majority of our voting stock have indicated their support for the Reincorporation. Consequently, we expect the Reincorporation to be approved. The enclosed Consent Solicitation Statement also serves as notice to all non-consenting shareholders of the terms and conditions of the Reincorporation.

Shareholders of record at the close of business on March 17, 2011 (the “Record Date”) are being furnished with this Consent Solicitation Statement. Only shareholders of record as of the close of business on the Record Date will be entitled to vote on the Reincorporation.

Included with this Consent Solicitation Statement are: (i) the Company’s Quarterly Report on Form 10-Q for the nine-month period ended January 31, 2011 and (ii) its Annual Report on Form 10-K for the fiscal years ended April 30, 2010 and 2009. We note that the Company’s wholly-owned Canadian subsidiary filed for bankruptcy protection as of November 15, 2010 with the Office of the Superintendent of Bankruptcy Canada in Hamilton, Ontario. The outcome of this proceeding is reflected in the Company’s Quarterly Report on Form 10-Q for the nine-month period ended January 31, 2011 included with this Consent Solicitation Statement. All of the Company’s filings can be reviewed at the Securities and Exchange Commission’s web site at: http://www.sec.gov/edgar/searchedgar/companysearch.html.

If you approve of the Reincorporation, we request that you execute and return the Written Consent enclosed with this Consent Solicitation Statement, at your earliest opportunity, but not later than May 13, 2011.

Thank you.

/s/  J.L. Guerra, Jr.
       J.L. Guerra, Jr.
       President, CEO and Chairman of the Board of Directors

WRITTEN CONSENT SOLICITED
BY THE BOARD OF DIRECTORS
OF
YUKON GOLD CORPORATION, INC.

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD RECOMMENDS THAT YOU APPROVE THE REINCORPORATION BY
EXECUTING THIS WRITTEN CONSENT.

The undersigned consents to the proposed Reincorporation as described in the accompanying Consent Solicitation Statement, and confirms that the undersigned would vote “For” the approval of the Reincorporation at a meeting of shareholders if such a meeting were called to consider the Reincorporation.

Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Print Name of Shareholder

Signature of joint owner, if any

Print name of joint owner, if any

Date: __________________________________

Please Indicate the Number of Shares You Hold: __________________

Included with this Consent Solicitation Statement are: (i) the Company’s Quarterly Report on Form 10-Q for the nine-month period ended January 31, 2011 and (ii) its Annual Report on Form 10-K for the fiscal year ended April 30, 2010. We note that the Company’s wholly-owned Canadian subsidiary, Yukon Gold Corp., filed for bankruptcy protection as of November 15, 2010 with the Office of the Superintendent of Bankruptcy Canada in Hamilton, Ontario. The outcome of this proceeding is reflected in the Company’s Quarterly Report on Form 10-Q for the nine-month period ended January 31, 2011 included with this Consent Solicitation Statement.

YUKON GOLD CORPORATION, INC.
CONSENT SOLICITATION STATEMENT

April 14, 2011

GENERAL

The enclosed Written Consent is solicited by the Board of Directors of Yukon Gold Corporation, Inc. (the “Company” or “we”) in connection with the “Reincorporation” described herein in the section entitled, “PROPOSAL 1 - THE REINCORPORATION.”

Our executive offices are located at 1226 White Oaks Blvd., Suite 10A, Oakville, Ontario L6H 2B9 Canada. This Consent Solicitation Statement and the accompanying Written Consent are being provided to our shareholders of record as of March 17, 2011 (the “Record Date”).

Our Board of Directors, by written consent, has unanimously approved the Reincorporation.

The cost of solicitation will be borne by the Company. Your approval may also be solicited personally or by telephone by certain of the Company’s directors, officers, agents and regular employees who will not receive additional compensation in connection with this solicitation. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of solicitation, including legal fees for the preparation and filing of this Consent Solicitation Statement and expenses incurred in connection with the preparation of this Consent Solicitation Statement is estimated to be approximately $5,000.

The Company will only deliver one Consent Solicitation Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Consent Solicitation Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Consent Solicitation Statement was delivered, or deliver a single copy of this Consent Solicitation Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.

CONSENT PROCEDURE

Pursuant to the Company’s by-laws and Section 228 of the Delaware General Corporation Law, any shareholder action that may be completed through either an annual or special meeting of shareholders may also be consented to in writing by a majority of shareholders entitled to vote at a meeting if all shareholders entitled to vote were present. The Board of Directors is soliciting shareholder approval, in lieu of a meeting of shareholders, because it believes that this is the most cost effective manner of obtaining shareholder consent to these actions.

Registered Shareholders

If you are a registered shareholder, you may evidence your approval of the Reincorporation by executing the enclosed Written Consent.

The enclosed Written Consent may be faxed to the Company at:

Fax: 905-845-6415

or mailed to the Company at:

YUKON GOLD CORPORATION, INC.
1226 White Oaks Blvd., Suite 10A
Oakville, ON L6H 2B9
Canada

Beneficial Shareholders

The following information is of significance to shareholders who do not hold shares of the Company’s common stock (“Shares”) in their own name. Beneficial Shareholders should note that ONLY Written Consents executed by registered shareholders (those whose names appear in the records of the Company as the registered holders of Shares) can be accepted by the Company. Intermediaries are required to seek voting instructions from Beneficial Shareholders. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to authorize their execution of the Written Consent on your behalf.

Only holders of record as of the close of business on the Record Date will be entitled to consent or withhold their consent. If you were a shareholder of record on the Record Date, you will retain your right to execute the Written Consent even if you sell shares after the Record Date.

Dissenters Rights

Shareholders have no dissenters rights with respect to the matters referred to in this Consent Solicitation Statement.

REVOCATION OF CONSENT

A registered shareholder who has given their consent may revoke it by sending a written revocation to the Company on or before May 13, 2011.

THE PROPOSAL

THE REINCORPORATION

Yukon Gold Corporation, Inc. (the “Company”) is soliciting your consent for a merger of the Company into a newly formed Nevada corporation named “Yukon Gold Corporation, Inc.” which is the Company's wholly-owned subsidiary (hereinafter referred to as “Yukon-Nevada”) pursuant to an Agreement and Plan of Merger in the form attached hereto as Exhibit A (the “Merger Agreement”). Upon completion of the merger, Yukon-Nevada will be the surviving entity and will continue to operate our business under the name “Yukon Gold Corporation, Inc.” In this section, we refer to our current entity prior to the merger as the “Company” and after the merger as “Yukon-Nevada.” In connection with the Reincorporation, each of the Company's shareholders as of the record date will receive one (1) share of Yukon-Nevada for each five (5) shares of the Company they held prior to the effective date of the merger (the “Exchange Ratio”). No fractional shares will be issued. In lieu of issuing fractional shares, Yukon-Nevada will issue whole shares. Upon completion of the merger the authorized capital stock of the surviving corporation (Yukon-Nevada) will consist of 500,000,000 shares of common stock, $0.0001 par value. The foregoing transaction is referred to in this Consent Solicitation Statement as the “Reincorporation.” The Board of Directors of the Company, by unanimous written consent, has approved the Reincorporation and all actions necessary to effect the Reincorporation.

The Reincorporation will not result in any change in our business, management, employees, headquarters, assets, liabilities or net worth. The directors and officers of the Company prior to the Reincorporation will hold the same respective positions following the Reincorporation. We will be governed by new articles of incorporation under Nevada law, filed with the Secretary of State of Nevada on December 21, 2010, in the form attached hereto as Exhibit B, and new by-laws, in the form attached hereto as Exhibit C.

Our common stock is quoted on the OTC Bulletin Board under the symbol “YGDC”, and our stock will continue to trade on the OTC Bulletin Board under that symbol. All outstanding warrants and options exercisable for shares of the Company’s Common Stock will also be converted to warrants and options to purchase shares of Yukon-Nevada with the rights of holders of such options and warrants adjusted to give effect to the Exchange Ratio. For example, an option to purchase five (5) shares of the Company would become an option to purchase one (1) share of Yukon-Nevada following the Reincorporation.

The primary purposes of the Reincorporation are: (i) to reduce our state franchise tax obligations which should result in significant savings to us over the long term and (ii) recapitalize our equity structure to reduce the number of outstanding shares and enable the issuance of stock for new acquisitions and working capital. See “PROPOSED PROPERTY ACQUISITIONS” herein.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, Yukon-Nevada will be governed by Nevada corporate law, while the Company is presently governed by Delaware law. Nevada law may constitute a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the Reincorporation. These matters are discussed in greater details immediately below. See "SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA LAW" below.

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board of Directors to acquire control of the Company or obtain representation on our Board of Directors. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of shareholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see "SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA LAW" below.

Shareholders holding more than a majority of the outstanding shares of the Company have indicated their intention to approve the Reincorporation. Pursuant to Section 228(e) of the Delaware General Corporation Law (the “DGCL”), this Consent Solicitation Statement also shall constitute a notice and shall be mailed to all holders of our Common Stock entitled to vote as of the Record Date.

The elimination of the need for a special meeting of stockholders to approve the Reincorporation is made possible by Section 228 of DGCL which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a special meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

This Consent Solicitation Statement is first being mailed or furnished to the shareholders of the Company on or about April 18, 2011.

Under the DGCL, shareholders will not be entitled to exercise appraisal rights in connection with the Reincorporation and the Company will not independently provide shareholders with any such right.

If and when the Company obtains the requisite shareholder approval of the reincorporation, it intends to file a certificate of merger with the State of Delaware and articles of merger with the State of Nevada. The effective date of the Reincorporation will be the date such certificates are filed.

Under Section 253 of the DGCL, the Reincorporation, which will be conducted by merging the Company into Yukon-Nevada, is required to be approved by the holders of a majority of our outstanding stock entitled to vote thereon. Other than the foregoing, however, we need not comply with any federal or state regulatory requirements nor must we obtain any approvals in connection with the merger and the reincorporation.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

Under the DGCL a vote by the holders of a majority of the outstanding stock of the Company entitled to vote thereon is required to approve the Reincorporation.

As of the Record Date there were 148,159,936 shares of common stock outstanding.

SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA LAW

The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s certificate of incorporation and by-laws. The Merger Agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of Yukon-Nevada. In connection with the Reincorporation, each shareholder of the Company will receive one (1) share of Yukon-Nevada for each five (5) shares of the Company they held prior to the effective date of the Reincorporation. No fractional shares will be issued. In lieu of issuing fractional shares, Yukon-Nevada will issue whole shares. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and by-laws of Yukon-Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the by-laws of Yukon-Nevada, which are attached as Exhibit B and Exhibit C, respectively, to this Consent Solicitation Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation merger as provided in the merger agreement. In this section, we use the term charter to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

General

As discussed below in “Potential Disadvantages of the Reincorporation”, Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders rights to challenge them.

Removal of Directors

Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporations issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Limitation on Personal Liability of Directors

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision except from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporations’ creditors.

Indemnification of Officers and Directors and Advancement of Expenses

Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provide for mandatory advancement. Under Nevada law, the articles of incorporation, by-laws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if ALL members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Shareholders

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Dividends

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporations total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Restrictions on Business Combinations

Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporations board of directors and by the holders of at least two-thirds of the corporations outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines interested stockholder generally as a person who owns 15% or more of the outstanding shares of a corporations voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

Special Meetings of the Shareholders

Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or by-laws to call a special shareholder meeting. Nevada law permits special meetings of shareholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or by-laws provide otherwise.

Special Meetings Pursuant to Petition of Stockholders

Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The Reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board of Directors.

Adjournment of Shareholder Meetings

Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Shareholder Vote for Mergers and Other Corporate Reorganizations

Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of shareholder approval. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporations shares and correspondingly effect a forward or reverse split of any such class or series of the corporations shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Potential Disadvantages of Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders rights to challenge them.

Significant Differences between By-laws of Yukon-Nevada and By-laws of the Company

In addition to the differences between the laws of Delaware and Nevada described above, under the bylaws of Yukon-Nevada, the holders of at least one-third of the outstanding voting shares shall constitute a quorum at a meeting of stockholders. The Company’s current by-laws require majority of the outstanding voting shares to constitute a quorum at a meeting of stockholders.

In general, Nevada law provides greater protection to our directors and the Company than Delaware law. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The by-laws of Yukon-Nevada, which will become the by-laws of the surviving corporation following the Merger, contain provisions so limiting the exposure of officers and directors. In addition, the by-laws of Yukon-Nevada contemplate broad indemnification of officers and directors, including indemnification for the cost of defending lawsuits against them. A copy of the by-laws of Yukon-Nevada is included with this Consent Solicitation Statement as Exhibit C.

Certain Federal Income Tax Consequences of the Reincorporation

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company nor Yukon-Nevada. Each stockholder will have the same basis in Yukon-Nevada common stock received as a result of the Reincorporation as that holder has in the corresponding common stock of the Company held at the time the Reincorporation occurs. Each holders holding period in Yukon-Nevada common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation. This Consent Solicitation Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Consent Solicitation Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Consent Solicitation Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above. You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Absence of Appraisal Rights

The Reincorporation will be conducted as a merger of the Company into Yukon-Nevada, our wholly-owned subsidiary, pursuant to Section 253 of the DGCL. Under Section 253, no right of appraisal or redemption is available to our shareholders in connection with the merger. Therefore, our shareholders are not entitled to receive consideration instead of shares of Yukon-Nevada.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” APPROVING THE REINCORPORATION

DESCRIPTION OF CAPITAL STOCK

The Company is currently authorized to issue 150,000,000 shares of common stock, par value $0.0001. As of the Record Date there were 148,159,936 shares of the Company's common stock outstanding. Yukon-Nevada is currently authorized to issue 500,000,000 common shares. As of the Record Date there was one (1) share of Yukon-Nevada's common stock outstanding. It was held by the Company.

The Company’s securities will not be materially modified as a result of the Reincorporation. As such, the following will apply in substantial part to the securities of the Company and Yukon-Nevada. The holders of common stock are entitled to one (1) vote for each share held of record on all matters to be voted on by the stockholders. The holders of Common Stock are entitled to receive dividends ratably, when, as and if declared by the Board, out of funds legally available. In the event of a liquidation, dissolution or winding-up of the Company, the holders of Common Stock are entitled to share equally and ratably in all assets remaining available for distribution after payment of liabilities and after provision is made for each class of stock, if any, having preference over the Common Stock. The holders of shares of Common Stock, as such, have no conversion, preemptive, or other subscription rights and there are no redemption provisions applicable to the Common Stock. All of the outstanding shares of Common Stock are validly issued, fully-paid and non-assessable.

CAPITALIZATION OF THE COMPANY BEFORE AND AFTER THE MERGER

The following table provides a comparison of the capitalization of the Company before and after the Merger.

	Number of Shares issued and outstanding	Number of Shares reserved for issuance	Number of shares authorized	Number of Shares authorized, but not issued or reserved for issuance
Pre-Merger	148,159,936	1,000,000	150,000,000	840,064
Post-Merger	29,631,988*	200,000**	500,000,000	470,168,012

*The number of shares projected to be outstanding following the Reincorporation does not account for the rounding up of fractional shares

**Shares reserved for issuance pursuant to outstanding options issued under the Company’s 2006 Stock Option Plan as assumed by Yukon-Nevada after application of the Exchange Ratio assumed together with shares reserved for issuance under the Company’s outstanding Warrants as assumed to Yukon-Nevada after application of the Exchange Ratio.

The Company, as of the Record Date, has issued 500,000 stock options with expiry dates ranging from September 28, 2012 to April 8, 2013 and exercise prices ranging from CDN$0.20 to CDN$0.39. The Company, as of the Record date, has issued 500,000 warrants to a former officer and director with an exercise price of CDN$0.24 and expiry date of December 19, 2012. The following table shows the effect of conversion of the Company’s outstanding warrants and stock options as a result of the application of the Exchange Ratio pursuant to the Merger Agreement.

	Number of Warrants outstanding	Number of Options Outstanding	Warrant Price per Share	Option Price per Share (range)
Pre-Merger	500,000	500,000	CDN$0.24	CDN$0.20 to CDN$0.39
Post-Merger	100,000	100,000	CDN$1.20	CDN$1.00 to CDN$1.95

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information relating to the ownership of common stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year and (iii) each associate of any of the foregoing persons. In the table below, the first column labeled “Type” corresponds to the immediately preceding categories. Unless otherwise indicated, the information relates to these persons beneficial ownership as of the record date. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each person has the sole voting and investment power with respect to the shares owned. Unless otherwise indicated, the address of each beneficial owner is care of Yukon Gold Corporation, Inc., unless otherwise set forth below that person's name.

Under Rule 13d-3 under the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by that person (and only that person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table may not necessarily reflect the person's actual ownership with respect to the number of shares of our common stock actually outstanding as of the record date.

Type	Name and Address	Position Held	From	To	Number of Shares/Options/ Warrants of Common Stock Held	Percentage of Common Stock Held
(i)	Milo Holdings Ltd. 171 Main Street P. O. Box 92, Road Town Tortola, BVI VG1110	N/A			14,000,000	9.45%
(i)	Pineview Worldwide Corp. 10 Elvira Mendez St., Top Floor Panama, Republic of Panama	N/A			13,333,400	9.00%
(i)	Clyde Hill Enterprises Corp. 10 Elvira Mendez St., Top Floor Panama, Republic of Panama	N/A			13,333,400	9.00%

(i)	Lance Capital Ltd./Patricia Kelley 1226 White Oaks Blvd, #10A Oakville, ON L6H 2B9	N/A			10,633,400	7.18%
(ii)	J.L. Guerra, Jr. (1)	President & CEO Chairman of the Board Director Former President & CEO	21-Mar-2011 11-Jul-2006 2-Nov-2005 12-Dec- 2008	present present present 28-Sep- 2009	7,074,679	4.78%
(ii)	Douglas Oliver	Former Director Former President & CEO	28-Sep- 2009 28-Sep- 2009	21-Mar-2011 21-Mar-2011	250,000	0.17%
(ii)	Charles W Reed	Former Director	23-Oct- 2009	21-Mar-2011	0
(ii)	Kathy Chapman (2)	Chief Financial Officer Corp. Secretary Interim Corp. Secretary Chief Administrative Officer	2-Sep-2010 2-Sep-2010 3-Jul-2008 1-Aug- 2008	present present 2-Sep-2010 4-Sep-2009	6,475,000	4.37%
(ii)	Joanne Hughes	VP, Operations	15-Sep- 2010	present	6,400,000	4.32%
	Rakesh Malhotra 4580 Beaufort Terrace Mississauga, ON L5M 3H7	Former Chief Financial Officer	17-Nov- 2005	1-Sep-2010	0

(ii)	Kenneth J Hill 2579 Jarvis St Mississauga, ON L5C 2P9	Former Director	15-Dec- 2004	29-Oct- 2009	0
(ii)	Paul Pitman 341 Main St N, Suite 206 Brampton, ON L6X 3C7	Former Director Former Corp. Secretary Former VP Corp. Dev. & Exploration	28-Sep-2009 28-Sep-2009 28-Sep-2009	21-Oct-2009 21-Oct-2009 21-Oct-2009	0
(ii)	Robert Van Tassell 421 Riverside Dr NW High River, AB T1V 1T5	Former Director	30-May- 2005	19-Oct-2009	0
(ii)	Cletus Ryan 2170 Bromsgrove Rd, Unit 183 Mississauga, ON L5J 4J2	Former VP Corp. Dev.	18-Dec- 2007	31-Jul-2009	0
(ii)	Lisa Rose (3) 4-6780 Formentera Ave Mississauga, ON L5N 2L1	Former Corp. Secretary	7-Sep-2005	19-Jun-2009	175,000	0.12%
(ii)	Howard Barth 16 Sycamore Dr Thornhill, ON L3T 5V4	Director Former Director	17-Mar- 2011 11-May- 2005	present 4-May-2009	0
(ii)	Ronald K Mann (4) 18 Yorkville Ave, Suite 1602 Toronto, ON M4Y 2N6	Former Director Former President & CEO	13-Dec- 2007 13-Dec- 2007	12-Dec- 2008 12-Dec- 2008	500,000	0.34%

(1) Mr. Guerra owns or controls 7,074,679 shares, including stock options, shares owned indirectly and shares over which he influences voting control.

(2) Mrs. Chapman owns or controls 6,475,000 shares, including stock options.

(3) Mrs. Rose owns or controls 175,000 options.

(4) Mr. Mann owns or controls 500,000 warrants.

Reorganization of Officers and Directors

On May 4, 2009, Howard Barth resigned as a director of the Company.

On June 19, 2009, the Company advised Lisa Rose that her employment as Corporate Secretary and Administrator was terminated due to the down-sizing of the Company.

On July 31, 2009, Cletus Ryan’s services as VP Corporate Development were terminated due to down-sizing of the Company.

On July 10, 2009, the Company advised Kathy Chapman that her employment as Chief Administrative Officer of the Company would be terminated effective September 4, 2009 due to the down-sizing of the Company. Mrs. Chapman remained as Interim Corporate Secretary of the Company.

On September 28, 2009, the Board of Directors accepted the resignation of J.L. Guerra, Jr. as President and Chief Executive Officer of the Company. Mr. Guerra remains a director and the Chairman of the Board of Directors of the Company.

On September 28, 2009, the Board of Directors appointed Douglas Oliver President and Chief Executive Officer and a director of the Company.

On September 28, 2009, the Board of Directors appointed Paul Pitman Vice President of Corporate Development and Exploration, Corporate Secretary and a director of the Company.

On October 19, 2009, Robert Van Tassell resigned as a director and member of the Audit Committee of the Company.

On October 21, 2009, Paul Pitman resigned as Vice President of Corporate Development and Exploration, Corporate Secretary and a director of the Company.

On October 23, 2009, the Board of Directors appointed Charles William Reed a director and member of the Audit Committee of the Company.

On October 29, 2009, Kenneth J. Hill resigned as a director and member of both the Audit and Executive Committee of the Company.

On September 1, 2010, Rakesh Malhotra resigned as Chief Financial Officer.

On September 2, 2010, Kathy Chapman was appointed Chief Financial Officer and Corporate Secretary.

On September 15, 2010, Joanne Hughes was appointed Vice President, Operations.

On March 17, 2011, the Board of Directors appointed Howard Barth a director.

On March 21, 2011, Douglas Oliver resigned as a director, Chief Executive Officer and President.

On March 21, 2011, Charles William Reed resigned as a director.

On March 21, 2011, the Board of Directors appointed J. L. Guerra, Jr. President and Chief Executive Officer.

Executive Compensation

The following table shows the compensation paid during the last three fiscal years ended April 30, 2010, 2009 and 2008 for the Chief Executive Officer and the next two most highly compensated officers of the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year April 30,	Annual Compensation			Long-Term Compensation			All Other Compen- sation ($)
		Salary ($)	Bonus ($)	Other Compensation ($)	Awards		Payout
					Restricted Annual Stock Award(s) ($)	Securities Underlying Options & Warrants/SAR Granted (#)	LTIP Payouts ($)

J.L. Guerra Director (1) President and CEO	2010 2009 2008	Nil Nil Nil	Nil Nil Nil	Nil 1,311 Nil	Nil Nil Nil	Nil Nil 250,000	Nil Nil Nil	Nil Nil Nil

Kathy Chapman Chief Financial Officer and Secretary(2)	2010 2009 2008	32,959 55,885 Nil	Nil Nil Nil	18,375 Nil Nil	Nil Nil Nil	Nil Nil 75,000	Nil Nil Nil	Nil Nil Nil

Cletus Ryan Former VP Corporate Development (3)	2010 2009 2008	Nil Nil Nil	Nil Nil Nil	22,642 96,335 44,678	Nil Nil Nil	Nil Nil 200,000	Nil Nil Nil	Nil Nil Nil

Ronald Mann Former CEO (4)	2010 2009 2008	Nil Nil Nil	Nil Nil Nil	Nil 103,767 55,848	Nil Nil Nil	Nil Nil 500,000	Nil Nil Nil	Nil Nil Nil

Douglas Oliver Former President and CEO (5)	2010 2009 2008	Nil Nil Nil	Nil Nil Nil	129,813(6) Nil Nil	250,000 Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

(1) On December 12, 2008 the Company appointed J.L. Guerra, Jr. President and Chief Executive Officer of the Company following the resignation of Ronald Mann. On September 28, 2009, Mr. Guerra resigned as President and Chief Executive Officer of the Company and Douglas Oliver was appointed as President and Chief Executive Officer. Mr. Guerra is a director and the Chairman of the Company’s Board of Directors. The Company’s Board of Directors appointed Mr. Guerra President and CEO on March 21, 2011.

(2) On August 1, 2008 the Company appointed Kathy Chapman as Chief Administrative Officer. Due to down sizing Mrs. Chapman’s services in such capacity were terminated on September 4, 2009. Mrs. Chapman remained as the Company’s Interim Corporate Secretary. Mrs. Chapman was appointed as Chief Financial Officer and Corporate Secretary of the Company on September 2, 2010.

(3) On December 15, 2007 Cletus Ryan became VP Corporate Development of the Company. Mr. Ryan’s services were terminated due to down sizing of the Company on July 31, 2009.

(4) On December 15, 2007, Ronald Mann became President and CEO of the Company following the resignation of Paul Gorman as CEO on December 13, 2007. Mr. Mann resigned as an officer and director of the Company on December 12, 2008.

(5) On September 28, 2009, Douglas Oliver was appointed President and Chief Executive Officer of the Company. As of August 9, 2010, Mr. Oliver and the Company agreed to terminate his employment agreement and both parties waived notice of such termination. Consequently, Mr. Oliver did not receive any of the compensation from the Company reflected in the table, which is dated as of April 30, 2010. The Company’s obligation to Mr. Oliver was assigned to Lance Capital Ltd. (“Lance”), as part of the settlement of certain of the Company’s debts. Mr. Oliver agreed to remain as a director, President and Chief Executive Officer of the Company without compensation. On March 21, 2011, Mr. Oliver resigned as a director, President and Chief Executive Officer.

The Company does not have a long term incentive plan, pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company’s securities), was paid or distributed to any executive officers during the three most recent completed years.

No stock options or warrants were granted to the named executive officers during the fiscal year ended April 30, 2010 or during the nine-month period ended January 31, 2011.

During the fiscal year ended April 30, 2010 and during the nine-month period ended January 31, 2011, there were no re-pricings of stock options held by any named executive officer.

OPTIONS/SAR EXERCISED DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

The following table provides detailed information regarding options exercised by the named executive officers during the fiscal year ended April 30, 2010 and options held by the named executive officers as at April 30, 2010.

			# of
			shares
			under-
	Shares acquired on	Value	lying
Name and	Exercise	Realized	options
Principal	(#)		at year
Position		($)	end

Douglas Oliver (1) Former President and Chief Executive Officer	0	N/A	NIL

J.L. Guerra, Jr. (2) Director and Chairman of the Board	0	N/A	500,000

Rakesh Malhotra (3) Former Chief Financial Officer	0	N/A	325,000

Kathy Chapman (4) Chief Financial Officer and Secretary	0	N/A	163,000

(1)	Subsequent to the fiscal year ended April 30, 2010, on March 21, 2011 Mr. Oliver resigned as the Company’s Chief Executive Officer and President.

(2)

250,000 of Mr. Guerra’s stock options from the 2003 Stock Option Plan expired on December 13, 2010. Subsequent to the fiscal year ended April 30, 2010, on March 21, 2011, Mr. Guerra was appointed Chief Executive Officer and President of the Company.

(3)	250,000 of Mr. Malhotra’s stock options from the 2003 Stock Option Plan and 75,000 from the 2006 Stock Option Plan were forfeited on December 1, 2010.

(4)	88,000 of Mrs. Chapman’s stock options from the 2003 Stock Option Plan expired on December 13, 2010.

Compensation of Directors

Directors are not paid any fees in their capacity as directors of the Company, except for the members of the Audit Committee who are paid CDN$500 for each Audit Committee meeting they attend. Due to the financial condition of the Company, the members of the Audit Committee decided that as of January 1, 2009 they would no longer accept payment for attending Audit Committee meetings. The directors are entitled to participate in the Company’s stock option plan.

Other Arrangements

None of the directors of the Company were compensated in their capacity as a director by the Company and its subsidiary during the fiscal year ended April 30, 2010 or the nine-month period ended January 31, 2011 pursuant to any other arrangement.

Indebtedness of Directors and Executive Officers

None of the directors or executive officers of the Company were indebted to the Company or its subsidiary during the fiscal year ended April 30, 2010 or the nine-month period ended January 31, 2011, including under any securities purchase or other program.

COMPENSATION PLANS

Compensation Plans Subject to Shareholder Action.

In connection with the Reincorporation, Yukon-Nevada will assume the Company’s “2006 Stock Option Plan.” The terms of the stock option plan will not be materially modified as a result of the Reincorporation and Yukon-Nevada’s assumption of the 2006 Stock Option Plan. As such, the following description will apply to the Company’s stock option plan both immediately prior to and immediately after the Reincorporation.

The 2006 Stock Option Plan To Be Assumed by Yukon-Nevada

On January 19, 2007 the Company adopted the 2006 Stock Option Plan The purpose of the 2006 Stock Option Plan is to develop and increase the interest of certain Eligible Participants (as defined below) in the growth and development of the Company by providing them with the opportunity to acquire a proprietary interest in the Company through the grant of options ("Stock Options") to acquire Shares. Under the Merger Agreement, Yukon-Nevada would assume all of the rights and obligations of the 2006 Stock Option Plan upon effectiveness of the Reincorporation.

Under the 2006 Stock Option Plan, Stock Options may be granted to Eligible Participants or to any registered savings plan established for the sole benefit of an Eligible Participant or any company which, during the term of an option, is wholly-owned by an Eligible Participant. The term “Eligible Participant” includes directors, senior officers and employees of the Company or an Affiliated Entity (as defined below) and any person engaged to provide services under a written contract for an initial, renewable or extended period of twelve months or more (a “Consultant”), other than services provided in relation to a distribution of securities, who spends or will spend a significant amount of time on the business and affairs of the Company and who is knowledgeable about the business and affairs of the Company. An “Affiliated Entity” means a person or company that is controlled by the Company.

The 2006 Stock Option Plan is administered by the Board of Directors of the Company. At the option of the board, it may be administered by a committee appointed by the Board of Directors for that purpose. The purchase price (the “Price”) per Share under each Stock Option shall be determined by the Board of Directors or a committee, as applicable. The Price shall not be lower than the closing market price on the stock exchange where the majority of the trading volume and value of the Shares occurs, on the trading day immediately preceding the date of grant, or if not so traded, the average between the closing bid and asked prices thereof as reported for the trading day immediately preceding the date of the grant; provided that if the Shares have not traded on a stock exchange for an extended period of time, the “market price” will be the fair market value of the shares at the time of grant, as determined by the Board of Directors or committee. The Board of Directors or committee may determine that the Price may escalate at a specified rate dependent upon the date on which a Stock Option may be exercised by the Eligible Participant.

Upon adoption in 2006, the aggregate number of Shares which could be issued under the 2006 Stock Option Plan was limited to 2,000,000 Shares, then representing approximately 10.63% of the then currently issued and outstanding Shares. On March 18, 2008 at the 2008 Annual and Special Meeting of Shareholders, the shareholders of the Company approved an amendment to the 2006 Stock Option Plan increasing the number of Shares reserved for issuance thereunder from 2,000,000 to 2,899,044, representing approximately 10% of the then issued and outstanding Shares. The 2006 Stock Option Plan was also amended to include a provision requiring shareholder approval for any future increase in the maximum number of Shares reserved for issuance thereunder.

Any Stock Option granted under the 2006 Stock Option Plan which has been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan, effectively resulting in a re-loading of the number of Shares available for grant under the 2006 Stock Option Plan.

Any Shares subject to an option granted under the 2006 Stock Option Plan which for any reason is surrendered, cancelled or terminated or expires without having been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan.

Options shall not be granted for a term exceeding ten years (the “Option Period”).

The following summarizes the number of options held by certain current and former executive officers and directors of the Company immediately prior to and immediately after the Reincorporation.

2006 Stock Option Plan

Name and Position	Current Number of Options	Current Option Price	Post Merger Number of Options	Post Merger Option Price
Howard Barth, Director	-0-	-0-	-0-	-0-
Kathy Chapman, Chief Financial Officer and Secretary	75,000	CDN$0.31	15,000	CDN$1.55
Joanne Hughes, VP Operations	-0-	-0-	-0-	-0-
J.L. Guerra, Jr., Director and Chairman of the Board, President & CEO	200,000 50,000	CDN$0.31 CDN$0.20	40,000 10,000	CDN$1.55 CDN$1.00
Lisa Rose, Former Corporate Secretary	100,000 75,000	CDN$0.39 CDN$0.31	20,000 15,000	CDN$1.95 CDN$1.55
All Executive Officers as a Group	325,000	From CDN$0.20 to CDN$0.31	65,000	From CDN$1.00 to CDN$1.55
All Non-Executive Directors as a Group	0		0

Ronald Mann, former President, Chief Executive Officer and a director holds 500,000 Warrants to purchase the Company’s common stock at CDN$0.24 per share. Mr. Mann’s Warrants expire as of December 19, 2012. As a result of the Reincorporation, his Warrants would be adjusted by the Exchange Ratio as follows.

	Number of Warrants outstanding	Warrant Price per Share
Pre-Merger	500,000	CDN$0.24
Post-Merger	100,000	CDN$1.20

The following table summarizes options outstanding as at April 30, 2010:

		Number of Shares
	Option Price
Expiry Date	Per Share	2010	2009

15-Dec-09	$0.75	-	250,000
5-Jan-10	$0.75	-	12,000
28-Jun-10	$0.55	-	490,000
15-Aug-10	$0.44 (CDN$0.45)	62,500	62,500
13-Dec-10	$1.19	576,000	576,000
13-Dec-10	$1.19	88,000	88,000
20-Jan-11	$0.85		150,000
28-Sep-12	$0.38 (CDN$0.39)	100,000	100,000
18-Dec-12	$0.20 (CDN$0.24)	-	200,000
14-Jan-13	$0.31 (CDN$0.31)	425,000	825,000
25-Mar-13	$0.18 (CDN$0.22)	-	200,000
8-Apr-13	$0.20 (CDN$0.20)	50,000	100,000
		1,301,500	3,053,500

Weighted average exercise price at end of year		0.77	0.60

	Number of Shares
	2009-2010	2008-2009
Outstanding, beginning of year	3,053,500	3,403,500
Granted	-	250,000
Expired	(262,000)	-
Exercised	-	-
Forfeited	(1,290,000)	(350,000)
Cancelled	(200,000)	(250,000)
Outstanding, end of year	1,301,500	3,053,500
Exercisable, end of year	1,301,500	3,028,500

Compensation plans not subject to shareholder action

On October 28, 2003, the Company adopted the 2003 Stock Option Plan (the "2003 Plan") under which our officers, directors, consultants, advisors and employees may receive stock options. No stock options are outstanding under the 2003 Plan.

MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

1.      Summary Term Sheet

This summary term sheet highlights selected information from this Consent Solicitation Statement. This summary term sheet, however, may not contain all of the information that is important to you. For a more complete description of the Reincorporation, you should carefully read the entire Consent Solicitation Statement and all of its appendices. For your convenience, we have directed your attention to the location in this Consent Solicitation Statement where you can find a more complete discussion of each item listed below.

1.	If and when the Company receives shareholder consent it will merge into its wholly-owned subsidiary, Yukon-Nevada.

2

Shareholders of the Company as of the Record Date will receive one (1) share of Yukon- Nevada common stock, par value $0.0001 per share, for each five (5) shares of common stock they hold in the Company. No fractional shares will be issued. In lieu of issuing fractional shares, Yukon-Nevada will issue whole shares.

3.	Yukon-Nevada has 500,000,000 authorized common shares. As a result of the Merger, the surviving corporation will have 500,000,000 authorized common shares.

4.	All of the officers and directors of the Company are officers and directors of Yukon- Nevada. No change in control or management will result from the Reincorporation.

5.

The by-laws of the surviving corporation, Yukon-Nevada, are the same as the by-laws of the Company with the exception that the number of shareholders present in person or represented by a proxy required to constitute a quorum at any meeting of shareholders is fixed at 33%, as permitted by Nevada Law and provisions relating to indemnification of officers and/or directors that are added, as further described in “SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA LAW" in this Consent Solicitation Statement.

6.	The shares of Yukon-Nevada will trade under the same symbol as the Company’s trading symbol (“YGDC”) on the OTC Bulletin Board.

7.

The primary purpose of the transaction is: (i) reduce the Company’s annual corporate franchise tax going forward and (ii) recapitalize the equity structure of the business to reduce the number of outstanding shares and to provide for the issuance of shares to acquire new properties and to raise working capital.

2.      Contact Information Of Principal Executive Officers

J.L. Guerra, Jr. is the President and CEO of both the Company and Yukon-Nevada. He can be reached at:

1226 White Oaks Blvd
Suite 10A
Oakville, Ontario L6H 2B9 Canada
Tel: 905-845-1073

3.      Business Conducted

We are an exploration stage mining company. Our objective is to explore and, if warranted and feasible, to develop mineralized material on the mineral claims. The Reincorporation will not have any material effect on the business of the Company.

4.      Other Terms of Transaction

All outstanding warrants and options exercisable for shares of the Company’s Common Stock will also be converted to warrants and options to purchase shares of Yukon-Nevada with the rights of holders of such options and warrants adjusted to give effect to the Exchange Ratio.

5.      Regulatory Approval

No regulatory approvals are required.

6.      Reports, Opinions, Appraisals Not applicable.

7.      Past Contracts, Transactions, Negotiations

The Company has operated with minimal working capital for approximately two years. During that period, the Company was unable to pay franchise taxes in Delaware. Recently, the Company completed two private placements on November 3, 2010 and on January 27, 2011 (the “Private Placements”), which alleviated the immediate working capital needs of the Company. The Company believes that the Delaware franchise tax is unduly burdensome and that re-domiciling our corporate entity to Nevada will reduce operating costs going forward. In connection with the Private Placements, investors raised concerns about the capital structure of the Company, particularly the lack of authorized shares available for future financings and acquisitions. The Company’s Board shared those concerns. These issues would be addressed by completing the Reincorporation.

8.      Selected Financial Data.

Included with this Consent Solicitation Statement are: (i) the Company’s Quarterly Report on Form 10-Q for the nine-month period ended January 31, 2011 and (ii) its Annual Report on Form 10-K for the fiscal years ended April 30, 2010 and 2009. We note that the Company’s wholly-owned Canadian subsidiary filed for bankruptcy protection as of November 15, 2010 with the Office of the Superintendent of Bankruptcy Canada in Hamilton, Ontario. The outcome of this proceeding is reflected in the Company’s Quarterly Report on Form 10-Q for the nine-month period ended January 31, 2011 included with this Consent Solicitation Statement. All of the Company’s filings can be reviewed at the Securities and Exchange Commission’s web site at http://www.sec.gov/edgar/searchedgar/companysearch.html.

PROPOSED PROPERTY ACQUISITIONS

On December 21, 2010, the Company entered into a letter of intent with District Gold Inc. (“District”) concerning the acquisition of two mineral claim groups in the State of Nevada. The Company allowed the letter of intent to expire after undertaking preliminary due diligence. The Company and District are still continuing their discussions. If these discussions lead to a transaction, the Company would acquire the Lapon Canyon Sleeper Claim Groups located in Mineral County, Nevada (the “Sleeper Claim Groups”) from District.

In addition, the Company is discussing the acquisition of a mill and related mill claims and equipment located within sufficient proximity to the Sleeper Claim Groups to process ore from those sites, if warranted (the “Mill”).

Cautionary Note: The descriptions below of the Sleeper Claim Groups and the Mill are based upon information that is publicly available or provided by District as part of our discussions. As of the date of this Consent Solicitation Statement, however, the Company has not entered into any agreement to purchase the Sleeper Claim Groups or the Mill. The following descriptions are to the best of the Company’s knowledge based upon the information that it has obtained and believes is reliable as of the date hereof.

Sleeper Claim Groups

The Sleeper Claim Groups are located in Mineral County, Nevada. The Sleeper Claims consist of 36 unpatented lode claims located approximately 40 miles south of Yerington, Nevada. The site is accessible by road from Yerington with the last two miles accessible only by high clearance four-wheel-drive vehicles. The climate is described as a “true desert” climate with short hot summers and moderately cold winters. Annual precipitation is 10 to 12 inches, mainly from winter snowfalls. Water is available from Lapon Creek. A potential source of power is a power line located two miles west of Lapon Canyon. Work on the property began in 1907. The site has been explored sporadically since that time. Old mine workings are located on 19 of the claims.

The Mill

The Mill that is under consideration is located within sufficient proximity to the Sleeper Claim Groups to process ore from those sites, if warranted. The purchase would include the equipment currently on site. The mill has operated under various configurations to meet specific requirements of prior operators.

Financing

The Company is seeking additional equity financing, most likely in the form of a private placement of its shares. In addition, the Company anticipates that a substantial component of the consideration to be paid for any one or more of the above assets would be the issuance of shares. For this reason, Yukon-Nevada has been capitalized with 500,000,000 authorized shares.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of our officers, directors, or any of their respective affiliates has any substantial interest in the proposal to be acted upon, other than as disclosed herein under the caption, “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

ABSENCE OF APPRAISAL RIGHTS

The Reincorporation will be conducted as a merger of the Company into Yukon-Nevada, our wholly-owned subsidiary, pursuant to Section 253 of the DGCL. Under such Section 253, no right of appraisal or redemption is available to our shareholders in connection with the merger.

FORWARD-LOOKING STATEMENTS

This Consent Solicitation Statement may contain certain “forward-looking” statements as such term is defined by the Commission in its rules, regulations, and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation and any other factors discussed in our filings with the Commission.

OTHER MATTERS

The Board of Directors knows of no other matters other than those described in this Consent Solicitation Statement, which have been recently approved or considered by the stockholders. The Board has not yet determined the date on which the next annual meeting of shareholders of the Company will be held. Any proposal by a shareholder intended to be presented at the Company's next annual meeting of stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Please read this Consent Solicitation Statement carefully. It describes the essential terms of, and contains certain information concerning the Reincorporation. Additional information about the Company is contained in its periodic and current reports filed with the SEC. These reports, their accompanying exhibits and other documents filed with the SEC, may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Commission (SEC File Number 000-51068) and contain important information about The Company and its finances, are incorporated into this Consent Solicitation Statement:

• Our Annual Report on Form 10-K for the fiscal year ended April 30, 2010 was filed with the Commission on August 13, 2010.

• Our Quarterly Report on Form 10-Q filed for the quarter ended January 31, 2011 was filed on March 17, 2011.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Consent Solicitation Statement will be deemed to be modified or superseded for purposes of this Consent Solicitation Statement to the extent that a statement contained in this Consent Solicitation Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Consent Solicitation Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Consent Solicitation Statement. The Annual Report and the Quarterly Report incorporated by reference into this Consent Solicitation Statement are being delivered to our stockholders along with this Consent Solicitation Statement.

We have not authorized anyone to provide you with information that is different from what is contained in this Consent Solicitation Statement.

By Order of the Board of Directors,

/s/ J.L. Guerra, Jr.
      J.L. Guerra, Jr.
      President, CEO and Chairman of the Board of Directors

Exhibit A

AGREEMENT AND PLAN OF MERGER

          This Agreement and Plan of Merger (the “Plan”) is adopted as of April 5, 2011 by and between Yukon Gold Corporation, Inc., a Delaware corporation (“Yukon-Delaware”), and Yukon Gold Corporation, Inc., a Nevada corporation and a wholly-owned subsidiary of Yukon-Delaware (“Yukon-Nevada”).

          WHEREAS, Yukon-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

          WHEREAS, Yukon-Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

          WHEREAS, on the date hereof, Yukon-Delaware has authority to issue One Hundred Fifty Million (150,000,000) shares of common stock, $0.0001 par value per share, of which 148,159,936 shares are issued and outstanding (“Yukon-Delaware Common Stock”), 500,000 issued and outstanding options to buy Common Stock (“Options”), and 500,000 warrants to purchase shares of Yukon-Delaware Common Stock (“Warrants”);

          WHEREAS, on the date hereof, Yukon-Nevada has authority to issue Five Hundred Million (500,000,000) shares of common stock (“Yukon-Nevada Common Stock”);

          WHEREAS, on the date hereof, one (1) share of Yukon-Nevada Common Stock is issued and outstanding and is owned by Yukon-Delaware;

          WHEREAS, the respective boards of directors of Yukon-Delaware and Yukon-Nevada have determined that, for the purpose of effecting the reincorporation of Yukon-Delaware in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that Yukon-Delaware merge with and into Yukon-Nevada upon the terms and conditions herein provided (the “Plan”);

          WHEREAS, the respective boards of directors of Yukon-Delaware and Yukon-Nevada have approved the Plan and recommend that it be submitted to the respective shareholders of Yukon-Delaware and Yukon-Nevada entitled to vote thereon; and

          WHEREAS, the respective shareholders of Yukon-Delaware and Yukon-Nevada entitled to vote thereon have approved the Plan;

          NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Yukon-Delaware and Yukon-Nevada hereby agree to merge as follows:

          1.      Merger. Subject to the terms and conditions hereinafter set forth, Yukon-Delaware shall be merged with and into Yukon-Nevada, with Yukon-Nevada to be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 253 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware and articles of merger are filed with the Department of State of Nevada as required by Title 7, Chapter 92A of the Nevada Revised Statutes (the “NRS”).

          2.      Principal Office of Yukon-Nevada. The address of the principal office of Yukon-Nevada is:

1226 White Oaks Blvd
Suite 10A
Oakville, Ontario L6H 2B9 Canada

          3.      Corporate Documents. The Articles of Incorporation of Yukon-Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of Yukon-Nevada as the surviving corporation. The Bylaws of Yukon-Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of Yukon-Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

          4.      Directors and Officers. The directors and officers of Yukon-Delaware at the Effective Time shall be and become directors and officers, holding the same titles and positions, of Yukon-Nevada at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of Yukon-Nevada.

          5.     Succession. At the Effective Time, Yukon-Nevada shall succeed to Yukon-Delaware in the manner of and as more fully set forth in Section 259 of the DGCL and in Chapter 92A of the NRS.

          6.      Further Assurances. From time to time, as and when required by Yukon-Nevada or by its successors and assigns, there shall be executed and delivered on behalf of Yukon-Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in Yukon-Nevada the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of Yukon-Delaware, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of Yukon-Nevada are fully authorized in the name and on behalf of Yukon-Delaware or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

          7.      Yukon-Delaware Common Stock.

          (a)      At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each five (5) shares of Yukon-Delaware Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one (1) fully paid and non-assessable share of Yukon-Nevada Common Stock.

          (b)      No fractional shares of Yukon-Nevada Common Stock shall be issued upon the Conversion. If the conversion would result in any fractional share, Yukon-Nevada shall, in lieu of issuing such fractional share, issue a whole share of Yukon-Nevada Common Stock.

          8.      Stock Certificates. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Yukon-Delaware Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Yukon-Nevada Common Stock into which the shares of the Yukon-Delaware Common Stock represented by such certificates have been converted as herein provided.

          9.      Options and Warrants. Each option, warrant or other right to purchase shares of Yukon-Delaware Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to a number of shares of Yukon-Nevada Common Stock adjusted to give effect to the 5 to 1 conversion ratio prescribed in Section 7(a) above, at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase the Yukon-Delaware Common Stock multiplied by five (5).

          10.      Stock Option Plan. At and after the Effective Time, Yukon-Nevada shall assume all of the rights and obligations of Yukon-Delaware under the 2006 Stock Option Plan adopted by Yukon-Delaware. All stock options to be issued pursuant to such plan, if any, shall be options to acquire common stock of Yukon-Nevada provided, however, that the number of shares purchasable pursuant to any option of Yukon-Delaware outstanding prior to the effective time of the Merger shall be adjusted to give effect to the 5 to 1 conversion ratio prescribed in Section 7(a) above and the exercise price shall be multiplied by five (5). Yukon-Nevada shall amend such plan and related documents as appropriate to reflect the assumption of such plan by Yukon-Nevada.

          11.      Common Stock of Yukon-Nevada. At the Effective Time, the previously outstanding one (1) share of Yukon-Nevada Common Stock registered in the name of Yukon-Delaware shall, by reason of the Merger, be reacquired by Yukon-Nevada, shall be retired and shall resume the status of authorized and unissued shares of Yukon-Nevada Common Stock, and no shares of Yukon-Nevada Common Stock or other securities of Yukon-Nevada shall be issued in respect thereof.

          12.      Amendment. The boards of directors of Yukon-Delaware and Yukon-Nevada may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of Yukon-Nevada or the shareholders of Yukon-Delaware shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Yukon-Delaware Common Stock, (ii) alter or change any term of the articles of incorporation of Yukon-Nevada, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Yukon-Delaware Common Stock.

          13.      Abandonment. At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either Yukon-Delaware or Yukon-Nevada or both, notwithstanding approval of this Plan by the sole shareholder of Yukon-Nevada or the shareholders of Yukon-Delaware, or both.

          14.      Rights and Duties of Yukon-Nevada. At the Effective Time and for all purposes the separate existence of Yukon-Delaware shall cease and shall be merged with and into Yukon-Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of Yukon-Delaware; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to Yukon-Delaware shall continue and be taken and deemed to be transferred to and vested in Yukon-Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in Yukon-Delaware shall not revert or be in any way impaired by reason of such Merger; and Yukon-Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of Yukon-Delaware; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against Yukon-Delaware may be prosecuted as if the Merger had not taken place, or Yukon-Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of Yukon-Delaware shall be impaired by the Merger. If at any time Yukon-Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of Yukon-Delaware in Yukon-Nevada according to the terms hereof, the officers and directors of Yukon-Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Yukon-Nevada, and otherwise to carry out the purposes of this Plan.

          15.      Consent to Service of Process. Yukon-Nevada hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Yukon-Delaware, as well as for enforcement of any obligation of Yukon-Nevada arising from the Merger. Yukon-Nevada hereby irrevocably appoints the Secretary of State of the State of Delaware, and the successors of such officer, its attorney in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against Yukon-Nevada any obligation of Yukon-Delaware. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to the principal office of Yukon-Nevada at its principal offices designated in Section 2 hereof.

          IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors and by vote of shareholders of Yukon-Delaware and Yukon-Nevada, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

YUKON GOLD CORPORATION, INC.
a Delaware Corporation

By /s/ ___________________________

Name: J.L. Guerra, Jr.
Title: President and Chief Executive Officer

YUKON GOLD CORPORATION, INC.
a Nevada Corporation

By /s/ ___________________________
Name: J.L. Guerra, Jr.
Title: President and Chief Executive Officer

Exhibit B

ARTICLES OF INCORPORATION

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number
Ross Miller, Secretary of State, State of Nevada	20100945307-51
	Filing Date and Time: 12/21/2010 2:40 PM
	Entity Number: E0614032010-1

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: Yukon Gold Corporation, Inc.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: CSC Services of Nevada, Inc. (Name)

[ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address / City / Nevada / Zip Code

Mailing Address (if different from street address) / City / Nevada / Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares with par value: 500,000,000 — Par value per share: $ 0.0001 — Number of shares without par value:

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) Douglas Oliver (Name)
1226 White Oaks Blvd., Suite 10A (Street Address) — Oakville (City) — ON (State) — L6H 2B9 (Zip Code)

2) Name
Street Address — City — State — Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

Danielle Maibohm (Name) — X [signature] (Incorporator Signature)
726 Exchange Street, Suite 800 (Address) — Buffalo (City) — NY (State) — 14210 (Zip Code)

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

CSC Services of Nevada, Inc.
X By: [signature] — 12/21/10
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 4-10-09
619699

Exhibit C

BY-LAWS

OF

YUKON GOLD CORPORATION INC.
(the “Corporation”)
(Nevada)

ARTICLE I
OFFICES

          Section 1. Principal Office. The Corporation may maintain offices at such places within or without the United States as the Board of Directors may, from time to time, determine.

ARTICLE II
STOCKHOLDERS

          Section 1. Time and Place of Meetings. The Board of Directors may designate any time and any place, either within or without the State of Nevada as the time and place of meeting for any annual meeting or for any special meeting called by the Board. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any time and any place, either within or without the State of Nevada, as the time and place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the time and place of the meeting shall be the principal office of the Corporation at 10:00 a.m.

          Section 2. Annual Meeting. Annual meetings of stockholders shall be held on the second Friday of the fourth month of each fiscal year if not a legal holiday, and if a legal holiday, then on the next secular day following at 10:00 a.m., at which the stockholders shall elect a Board of Directors, and transact such other business as may properly be brought before the meeting. The annual meeting of the stockholders may be held on a date different than that given above if the Board so determines and so states in the notice of the meeting or in a duly executed waiver thereof.

          Section 3. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by law or by the Articles of Incorporation, may be called by the President, the Board of Directors or the holders of not less than a majority of all of the stock entitled to vote at the meetings. Business transacted at all special meetings shall be confined to the purpose or purposes stated in the call.

          Section 4. Notice. Written or printed notice of all meetings of stockholders stating the place, day and hour thereof, and in the case of a special meeting the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days prior to the date of the meeting to the stockholders of record entitled to vote at such meeting either personally or by mail, by or at the direction of the person or persons calling the meeting, unless it is an annual meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at the address that appears on the stock transfer books of the Corporation.

          Section 5. Closing of Transfer Books and Fixing of Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken, and the determination of stockholders on such record date shall apply with respect to the particular action requiring the same notwithstanding any transfer of stock on the books of the Corporation after such record date.

          Section 6. List of Stockholders. The officer who is in charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of a least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          Section 7. Quorum. The holders of one-third of the stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation or by these By-laws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally convened. If the adjournment is for more than thirty (30) days, or if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of the record entitled to vote at the meeting.

          Section 8. Organization. The Chairman of the Board, if one shall be elected, shall preside at all meetings of the stockholders. In his absence, the President or a Vice President shall preside. In the absence of all of these officers, any stockholder or the duly appointed proxy of any stockholder may call the meeting to order and a chairman shall be elected from among the stockholders present. The Secretary of the Corporation shall act as secretary at all meetings of stockholders. In his or her absence an Assistant Secretary shall so act and in the absence of all of these officers the presiding officer may appoint any person to act as secretary of the meeting.

          Section 9. Proxies. At any meeting of the stockholders, every stockholder entitled to vote at such meeting shall be entitled to vote in person or by proxy executed in writing by such stockholder or by his duly authorized attorney-in-fact. No proxy shall be valid after three (3) years from the date of its execution unless such proxy otherwise provides. A proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law.

          Section 10. Voting. Except as otherwise provided by law, the Articles of Incorporation or these By-laws, each stockholder shall have one (1) vote for each share having rights registered in his name on the books of the Corporation at the time of the closing of the stock transfer books (or at the record date) for such meeting. When a quorum is present at any meeting the vote of holders of a majority of the stock entitled to vote, present in person or represented by proxy, shall decide any matter submitted to such meeting, unless the matter is one upon which by law or by express provision of the Articles of Incorporation or of these By-laws the vote of a greater number is required, in which case the vote of such greater number shall govern and control the decision of such matter.

          Section 11. Voting of Stock by Certain Holders. Stock standing in the name of another corporation may be voted by such officer, agent or proxy as the By-laws of such corporation may authorize or, in the absence of such authorization, as the Board of Directors of such corporation may determine.

          Stock held by an administrator, executor, guardian or conservator may be voted by him so long as such stock forming a part of an estate are in the possession and form a part of the estate being served by him, either in person or by proxy, without a transfer of such stock into his name. Stock standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote stock held by him without a transfer of such stock into his name as trustee.

          Stock standing in the name of a receiver may be voted by such receiver, and stock held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

          A stockholder whose stock is pledged shall be entitled to vote such stock until the stock have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the stock so transferred.

          Shares of its own stock belonging to the Corporation, shares of its own stock owned by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, and shares of its own stock held by the Corporation in a fiduciary capacity shall not be voted, directly, or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding stock at any given time.

          Section 11. Action. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

          Section 12. Election of Directors. At each election for Directors, each stockholder entitled to vote at such election shall, unless otherwise provided by the Articles of Incorporation or by applicable law, have the right to vote the number of shares owned by him for as many persons as there are to be elected and for whose election he has a right to vote. Unless otherwise provided by the Articles of Incorporation, no stockholder shall have the right or be permitted to cumulate his votes on any basis.

          Section 13. Action Without Meeting. Any action required by any provision of law or of the Articles of Incorporation or these By-laws to be taken at a meeting of the stockholders or any action which may be taken at a meeting of the stockholders may be taken without a meeting without prior written notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the stockholders entitled to vote with respect to the subject matter thereof holding the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

               (a) Unless otherwise provided in the Articles of Incorporation, any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action as a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

               (b) Every written consent shall bear the date of signature of each stockholder or member who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section to the corporation, written consents signed by a sufficient number of holders or members to take action are delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

              (c)(1) A telegram, cablegram, or other electronic transmission consenting to an action to be taken and transmitted by a stockholder, member or proxyholder, or by a person or persons authorized to act for a stockholder, member or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram, or other electronic transmission sets forth or is delivered with information from which the corporation can determine (A) that the telegram, cablegram, or other electronic transmission was transmitted by the stockholder, member or proxyholder or by a person or persons authorized to act for the stockholder, member or proxyholder and (B) the date on which such stockholder, member or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram, or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram, or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded. Delivery made to a corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram, or other electronic transmission, may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders or members are recorded if to the extent and in the manner provided by resolution of the board of directors or governing body of the corporation.

               (2) Any copy, facsimile or other reliable reproduction of consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsmile or other reproduction shall be a complete reproduction of the entire original writing.

               (d) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders or members who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders or members to take the action were delivered to the corporation as provided in subsection (b) of this section. In the event that the action which is consented to is such as would have required the filing of a certificate under any other section of this title, if such action had been voted on by stockholders or by members at a meeting thereof, the certificate filed under such other section of this title, if shall state, in lieu of any statement required by such section concerning any vote of stockholders or members, that written consent has been given in accordance with this section.

ARTICLE III
DIRECTORS

          Section 1. Number of Directors. The property, business and affairs of the Corporation shall be managed and controlled by a Board of Directors composed of one or more members who shall be elected by the stockholders. Directors need not be residents of the State of Nevada or stockholders of the Corporation. The number of Directors may be increased or decreased by resolution adopted by a majority of the Board of Directors.

          Section 2. Election and Term of Office. The Directors shall be elected at the annual meeting of the stockholders (except as provided in Section 5 of this Article). Each Director elected shall hold office until his successor shall be elected at an appropriate annual meeting of the stockholders and shall qualify, or until his death, his resignation or his removal in the manner hereinafter provided.

          Section 3. Resignation. Any Director may resign at any time by giving written notice to the President or Secretary. Such resignation shall take effect at the time specified therein and unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective.

          Section 4. Removal. At any special meeting of the stockholders called expressly for that purpose, any Director or Directors, including the entire Board of Directors, may be removed, either with or without cause, and another person or persons may be elected to serve for the remainder of his or their term by a vote of the holders of a majority of all stock outstanding and entitled to vote at an election of directors. In case any vacancy so created shall not be filled by the stockholders at such meeting, such vacancy may be filled by the Directors as provided in Section 5 of this Article.

          Section 5. Vacancies. If any vacancy shall occur in the Board of Directors, such vacancy may, subject to the provisions of Section 4 of this Article, be filled by the affirmative vote of the remaining Directors though less than a quorum of the Board of Directors or by a sole remaining Director, and the Directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created Directorship, the Directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10%) percent of the total number of the shares at the time outstanding having the right to vote for such Directors, summarily order an election to be held to fill any such vacancies or newly created Directorships, or to replace the Directors chosen by the Directors then in office. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

          Section 6. General Powers. In addition to the powers and authorities expressly conferred upon them by these Bylaws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

          Section 7. Place of Meetings. The Directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Nevada.

          Section 8. Annual Meeting. The first meeting of each newly elected Board shall be held immediately following the adjournment of the annual meeting of the stockholders and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a quorum shall be present, or they may meet at such time and place as shall be fixed by the consent in writing of all of the Directors.

          Section 9. Regular Meetings. Regular meetings of the Board may be held with or without notice immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may provide by resolution, the time and place for the holding of additional regular meetings without notice other than such resolution.

          Section 10. Special Meetings. Special meetings of the Board may be called by the President on two (2) days' notice to each Director given either personally, by mail or by telegram. Special meetings shall be called by the President or Secretary in like manner and like notice on the written request of any Director. The purpose of or the business to be transacted at any special meeting of the Board of Directors shall be specified in the notice of such meeting. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

          Section 11. Quorum and Action. At all meetings of the Board the presence of a majority of the Directors shall be necessary and sufficient to constitute a quorum for the transaction of business and the act of a majority of the Directors at any meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by law, the Articles of Incorporation or these By-laws. If a quorum shall not be present at any meeting of Directors, the Directors present may adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present.

          Section 12. Presumption of Assent to Action. A Director who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

          Section 13. Committees. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

          In the absence of disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation, (except, that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of Directors as provided in Section 151(a) of the General Corporation Law fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversation into, or the exchange of any such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the Stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-laws of the Corporation; and, unless the resolution or the Articles of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name and names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

          Section 14. Compensation. Directors may receive a stated salary for their services in an amount unanimously agreed by the Board of Directors. By resolution of the Board a fixed sum for expenses of attendance, if any, may be allowed for attendance at any regular or special meeting of the Board provided that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

          Section 15. Telephone Meetings. Directors may participate in and hold a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          Section 16. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Any Written Consent of Directors or other document to be executed by directors of the Corporation or Officers of the Corporation may be executed and transmitted to the Corporation by facsimile or scanned and sent electronically and such signature shall be acceptable as an originally executed document.

ARTICLE IV
NOTICES

          Section 1. Form of Notice. Whenever under the provisions of any applicable statute, the Articles of Incorporation or these By-laws, notice is required to be given to any director or shareholder, and no provision is made as to how such notice shall be given, it shall not be construed to mean personal notice exclusively, but any such notice may be given in writing, by mail, postage prepaid, addressed to such director or shareholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail shall be deemed to be given three (3) days after the time when the same be thus deposited, postage prepaid, in the United States mail as aforesaid.

          Section 2. Waiver. Whenever any notice is required to be given to any director or shareholder of the Corporation, under the provisions of any applicable statute, the Articles of Incorporation or these By-laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice.

ARTICLE V
OFFICERS

          Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and shall be comprised of a President, a Secretary, and such other officers the Board of Directors determines, if any. The Board of Directors may also, if it chooses to do so, elect a Treasurer, one or more Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers, all of whom shall also be officers. Two or more offices may be held by the same person.

          Section 2. Election, Term of Office and Qualification. The officers of the Corporation shall be elected by the Board of Directors at its first meeting after each annual meeting of stockholders. The Board shall elect a President, a Secretary and any such other officers the Board has determined are needed, none of whom need to be a member of the Board. Each officer so elected shall hold office until his successor has been duly chosen and has qualified or until his death or his resignation or removal in the manner hereinafter provided.

          Section 3. Subordinate Officers. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms, have such authority and perform such duties as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer the power to appoint any such subordinate officer or agent.

          Section 4. Resignation. Any officer may resign at any time by giving written notice thereof to the Board of Directors. Any such resignation shall take effect at the time specified therein and unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective.

          Section 5. Removal. Any officer elected or appointed by the Board of Directors may be removed by the Board at any time with or without cause. Any other officer may be removed with or without cause, by the person or persons who appointed the officer or by the Board.

          Section 6. Vacancies. A vacancy in any office shall be filled for the unexpired portion of the term by the Board of Directors, but in case of a vacancy occurring in an office filled in accordance with the provisions of section 3 of this Article, such vacancy may be filled by the superior officer upon whom such power may be conferred by the Board of Directors.

          Section 7. President. The President shall be the chief executive officer of the Corporation; shall (in absence of the Chairman of the Board) preside at meetings of the stockholders and Directors; shall have general and active management of the business of the Corporation; and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President may sign, with any other proper officer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts and other documents which the Board of Directors has authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors or these By-laws, to some other officer or agent of the Corporation.

          Section 8. Vice President. In the absence of or inability of the President to act, the Vice President shall perform the duties and exercise the powers of the President and shall perform such other functions as the Board of Directors may from time to time prescribe.

          Section 9. Secretary. The Secretary, when available, shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors as required by law or these By-laws, be custodian of the Corporate records and have general charge of the stock books of the Corporation and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. The Secretary may sign, with any other proper officer, certificates for stock of the Corporation and shall keep in safe custody the seal of the Corporation, and, when authorized by the Board, affix the same to any instrument requiring it and, when so affixed, it shall be attested by the Secretary’s signature.

          Section 10. Assistant Secretaries. Any Assistant Secretary shall, in the absence or disability of the Secretary perform the duties and exercise the powers of the Secretary and shall perform such other duties as may be prescribed by the Board of Directors or the President.

          Section 11. Treasurer. The Treasurer, if one shall be elected, shall have the care and custody of and be responsible for all of the funds and securities of the Corporation and shall deposit such funds in the name and to the credit of the Corporation in such a bank and safe deposit vaults as the Directors may designate. The Treasurer shall exhibit at all reasonable times the books and accounts of the Corporation to any Director or stockholder of the Corporation upon application at the office of the Corporation during business hours. The treasurer shall render a statement of the condition of the finances of the Corporation at each stated meeting of the Board of Directors if called upon to do so, and a full report at the annual meeting of stockholders. The Treasurer shall keep at the office of the Corporation correct books of account of all of its business and transactions and such books of account as the Board of Directors may require. The Treasurer shall do and perform all other duties incident to the office of Treasurer as may be prescribed by the President or Board of Directors from time to time.

          Section 12. Bonding. If required by the Board of Directors all or certain of the officers shall give the Corporation a bond in such form, in such sum and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.

          Section 13. Salaries. The salary or other compensation of officers shall be fixed from time to time by the Board of Directors. The Board of Directors may delegate to any officer the power to fix from time to time the salary or other compensation of officers and agents appointed in accordance with the provisions of Section 3 of this Article.

          Section 14. Voting Upon Shares Held by The Corporation. The Board of Directors may authorize any officer to act on behalf of the Corporation in regard to shares of other corporations owned by this Corporation in which event he shall have full power and authority to attend and to act and to vote at any meeting of stockholders of any corporation in which this Corporation may hold shares and at any such meeting shall possess and may exercise any and all of the rights and powers incident to the ownership of such shares which, as the owner thereof, the Corporation might have possessed and exercised, if present. The Board of Directors by resolution from time to time may confer like powers upon any other person or persons.

ARTICLE VI
CERTIFICATES REPRESENTING STOCK

          Section 1. Form of Certificates. The certificates representing stock of the Corporation shall be in such form, not inconsistent with statutory provisions and the Articles of Incorporation, as shall be approved by the Board of Directors. The certificates shall be signed by the President and the Secretary of the Corporation and sealed with the corporate seal or a facsimile thereof. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued with the same effect as if he were such officer at the date of its issuance. All certificates shall be consecutively numbered and the name of the person owning the stock represented thereby, with the number of such shares and the date of issue, shall be entered on the Corporation's books.

          Section 2. Ownership of Stock. The Corporation shall be entitled to treat the holder of record of any share or as the owner of such stock with all of the rights of ownership and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

          Section 3. Lost Certificates. The Corporation may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing the issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such form, in such sum, and with such surety or sureties as it may direct, as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

          Section 4. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of the uncertified shares such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

ARTICLE VII
GENERAL PROVISIONS

          Section 1. Dividends. The Board of Directors may, from time to time, declare, and the Corporation may pay, dividends on its outstanding stock in the manner and upon the terms and conditions provided by the Articles of Incorporation, the By-laws and the applicable laws of the State of Nevada.

          Section 2. Reserves. There may be created by resolution of the Board of Directors out of the earned surplus of the Corporation such reserve or reserves as the Board of Directors from time to time, in its discretion, deems proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other proper purpose as the Board shall deem beneficial to the Corporation, and the Board may modify or abolish any reserve in the same manner in which it was created.

          Section 3. Seal. If one be adopted, the corporate seal shall have inscribed thereon the name of the Corporation and shall be in such form as may be approved by the Board of Directors. Said seal may be used by causing it or a facsimile of it to be impressed or affixed or in any manner reproduced. Any officer of the Corporation shall have authority to affix the seal to any document requiring it.

          Section 4. Fiscal Year. Unless another fiscal year shall be fixed by resolution of the Board of Directors, the fiscal year of the Corporation shall commence on the 1st day of May and terminate on the 30th day of April of each year.

          Section 5. Reports of Situation and Amount of Business. The Board of Directors shall, when requested by the holders of at least one-tenth (1/10) of the outstanding voting stock of the Corporation, present written reports of the situation and amount of business of the Corporation and shall present a full and clear statement of the business and condition of the Corporation at every annual meeting.

          Section 6. Checks, Notes, etc. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

          Section 7. Examination of Books and Records. Any person who shall have been a shareholder of record for at least six (6) months immediately preceding his demand, or who shall be the holder of record of at least ten percent (10%) of all the outstanding shares of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose, the books and records of account, minutes, and record of stockholders of the Corporation, and shall be entitled to make extracts therefrom.

ARTICLE VIII
INDEMNIFICATION

          Section 1. Actions, Suits or Proceedings Other than by or in the Right of the Corporation. To the fullest extent permitted by the Article 78 of the Nevada Revised Statues (the “NRS), the Corporation shall indemnify any person who is or was or has agreed to become a director or officer of the Corporation who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and the Corporation may indemnify any other person who is or was or has agreed to become an employee or agent of the Corporation who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful. Notwithstanding anything contained in this Article VIII, but subject to Section 7 hereof, the Corporation shall not be obligated to indemnify any director or officer in connection with an action, suit or proceeding, or part thereof, initiated by such person against the Corporation unless such action, suit or proceeding, or part thereof, was authorized or consented to by the Board.

          Section 2. Actions or Suits by or in the Right of the Corporation. To the fullest extent permitted by the NRS, the Corporation shall indemnify any person who is or was or has agreed to become a director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and the Corporation may indemnify any other person who is or was or has agreed to become an employee or agent of the Corporation who was or is made a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees and expenses) actually and reasonably incurred by him or her or on his or her behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the court shall deem proper. Notwithstanding anything contained in this Article VIII, but subject to Section 6.7 hereof, the Corporation shall not be obligated to indemnify any director or officer in connection with an action or suit, or part thereof, initiated by such person against the Corporation unless such action or suit, or part thereof, was authorized or consented to by the Board.

          Section 3. Indemnification for Costs, Charges and Expenses of a Successful Party. To the extent that a present or former director or officer of the Corporation has been successful, on the merits or otherwise (including, without limitation, the dismissal of an action without prejudice), in defense of any action, suit or proceeding referred to in Section 1 or 2, or in defense of any claim, issue or matter therein, such person shall be indemnified against all costs, charges and expenses (including attorneys' fees and expenses) actually and reasonably incurred by such person or on such person's behalf in connection therewith.

          Section 4. Indemnification for Expenses of a Witness. To the extent that any person who is or was or has agreed to become a director or officer of the Corporation is made a witness to any action, suit or proceeding to which he or she is not a party by reason of the fact that he or she was, is or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, such person shall be indemnified against all costs, charges and expenses actually and reasonably incurred by such person or on such person's behalf in connection therewith. To the extent that any person who is or was or has agreed to become an employee or agent of the Corporation is made a witness to any action, suit or proceeding to which he or she is not a party by reason of the fact that he or she was, is or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, such person may be indemnified against all costs, charges and expenses actually and reasonably incurred by such person or on such person's behalf in connection therewith.

          Section 5. Determination of Right to Indemnification. Any indemnification under Section 1 or 2 (unless ordered by a court) shall be made, if at all, by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 or 2. Any indemnification under Section 4 (unless ordered by a court) shall be made, if at all, by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances. Such determinations shall be made with respect to a person who is a director or officer at the time of such determination (1) by a majority vote of directors who were not parties to such action, suit or proceeding even though less than a quorum of the Board, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent counsel in a written opinion or (4) by the shareholders of the Corporation. To obtain indemnification under this Article VIII, any person referred to in Sections 1-4 herein shall submit to the Corporation a written request, including therewith such documents as are reasonably available to such person and are reasonably necessary to determine whether and to what extent such person is entitled to indemnification.

          Section 6. Advancement of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys' fees and expenses) incurred by or on behalf of a director or officer in defending a civil or criminal action, suit or proceeding referred to in this Section 1 or 2 shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by or on behalf of a director or officer in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of a written undertaking, by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article VIII or by law. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient's financial ability to make repayment. The majority of the directors who were not parties to such action, suit or proceeding may, upon approval of such director or officer of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

          Section 7. Procedure for Indemnification. Any indemnification under Section 1, 2, 3 or 4 or advancement of costs, charges and expenses under Section 6 shall be made promptly, and in any event within sixty (60) days (except indemnification to be determined by shareholders which will be determined at the next annual or special meeting of shareholders), upon the written request of the director or officer. The right to indemnification or advancement of expenses as granted by this Article VIII shall be enforceable by the director, officer, employee or agent in any court of competent jurisdiction in the event the Corporation denies such request, in whole or in part, or if no disposition of such request is made within sixty (60) days of the request. Such person's costs, charges and expenses incurred in connection with successfully establishing his or her right to indemnification or advancement, to the extent successful, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advancement of costs, charges and expenses under Section 6 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 1 or 2, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its directors, its independent counsel and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 or 2, nor the fact that there has been an actual determination by the Corporation (including its directors, its independent counsel and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          Section 8. Settlement. The Corporation shall not be obligated to reimburse the costs, charges and expenses of any settlement to which it has not agreed. If, in any action, suit or proceeding (including any appeal) within the scope of Section 1 or 2, the person to be indemnified shall have unreasonably failed to enter into a settlement thereof offered or assented to by the opposing party or parties in such action, suit or proceeding, then, notwithstanding any other provision of this Article VIII, the indemnification obligation of the Corporation to such person in connection with such action, suit or proceeding shall not exceed the total of the amount at which settlement could have been made and the expenses incurred by or on behalf of such person prior to the time such settlement could reasonably have been effected.

          Section 9. Other Rights; Continuation of Right to Indemnification; Individual Contracts. The indemnification and advancement of costs, charges and expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of costs, charges and expenses may be entitled under law (common or statutory) or any Bylaw, agreement, policy of indemnification insurance or vote of shareholders or directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding office, and shall continue as to any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the legatees, heirs, distributees, executors and administrators of any such person. Nothing contained in this Article VIII shall be deemed to prohibit the Corporation from entering into, and the Corporation is specifically authorized to enter into, agreements with directors, officers, employees and agents providing indemnification rights and procedures different from those set forth herein. All rights to indemnification under this Article VIII shall be deemed to be a contract between the Corporation and each director, officer, employee or agent of the Corporation who serves or served in such capacity (or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) at any time while this Article VIII is in effect.

          Section 10. Savings Clause. If this Article VIII or any portion shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify each director or officer, and may indemnify each employee or agent, of the Corporation as to any costs, charges, expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Corporation), to the full extent permitted by any applicable portion of this Article VIII that shall not have been invalidated and to the fullest extent permitted by applicable law.

          Section 11. Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any costs, charges or expenses, liability or loss incurred by such person in any such capacity, or arising out of such persons status as such, whether or not the Corporation would have the power to indemnify such person against such costs, charges or expenses, liability or loss under these Articles of Incorporation or applicable law; provided, however, that such insurance is available on acceptable terms as determined by a vote of the Board. To the extent that any director, officer, employee or agent is reimbursed by an insurance company under an indemnification insurance policy for any costs, charges, expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement to the fullest extent permitted by any applicable portion of this Article VIII, the Bylaws, any agreement, the policy of indemnification insurance or otherwise, the Corporation shall not be obligated to reimburse the person to be indemnified in connection with such proceeding.

          Section 12. Definitions. For purposes of this Article VIII, the following terms shall have the following meanings: (1) "The Corporation" shall include, in addition to the resulting corporation, any constituent corporation or entity (including any constituent of a constituent) absorbed by way of an acquisition, consolidation, merger or otherwise, which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation or entity, or is or was serving at the written request of such constituent corporation or entity as a director or officer of another corporation, entity, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation or entity as such person would have with respect to such constituent corporation or entity if its separate existence had continued; (2) "Other enterprises" shall include employee benefit plans, including, but not limited to, any employee benefit plan of the Corporation; (3) "Director or officer" of the Corporation shall include any director or officer of the Corporation who is or was or has agreed to serve at the request of the Corporation as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust or other enterprise; (4) "Serving at the request of the Corporation" shall include any service that imposes duties on, or involves services by a director, officer, employee or agent of the Corporation with respect to an employee benefit plan, its participants or beneficiaries, including acting as a fiduciary thereof; (5) "Fines" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan; (6) To the fullest extent permitted by law, a person shall be deemed to have acted in "good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful," if his or her action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him or her by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise; and (7) A person shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation," as referred to in Sections 1 and 2 if such person acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan.

          Section 13. Subsequent Amendment and Subsequent Legislation. Neither the amendment, termination or repeal of this Article VIII or of relevant provisions of the NRS or any other applicable laws, nor the adoption of any provision of these Articles of Incorporation or the Bylaws of the Corporation or of any statute inconsistent with this Article VIII shall eliminate, affect or diminish in any way the rights of any director, officer, employee or agent of the Corporation to indemnification under the provisions of this Article VIII with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of any such amendment, termination, repeal, provision or statute. If the NRS is amended to expand further the indemnification permitted to directors and officers of the Corporation, then the Corporation shall indemnify such persons to the fullest extent permitted by the NRS, as so amended.

ARTICLE IX
MISCELLANEOUS

          Section 1. Compliance With By-Laws. Any action taken or determination made in good faith by the stockholders or the Board of Directors shall be effective, valid and binding although the same may not have been taken or made in strict compliance with the By-laws of the Corporation.

ARTICLE IX
AMENDMENTS

          Section 1. Amendments. These By-Laws may be altered, amended or repealed or new ByLaws may be adopted by the stockholders or by the Board of Directors, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting.

Dated: January 4, 2011